UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2026

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-02348	Pacific Gas and Electric Company	California	94-0742640

300 Lakeside Drive
Oakland, California 94612
(Address of principal executive offices) (Zip Code)

(415) 973-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Pacific Gas and Electric Company	☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2026, the Board of Directors of Pacific Gas and Electric Company (the “Utility”) appointed Margaret K. Becker, 44, as Vice President, Operations Finance and Chief Financial Officer of the Utility, effective January 1, 2027.

From April 2020 to the present, Ms. Becker has served as treasurer of PG&E Corporation, which is the parent of the Utility, and the Utility, including serving as Vice President, Treasurer since May 2021. In this role, Ms. Becker has been responsible for PG&E Corporation’s and the Utility’s financing activities, treasury operations, accounts payable, and investment management functions.

There are no arrangements or understandings between Ms. Becker and any other person pursuant to which she was selected as Vice President, Operations Finance and Chief Financial Officer of the Utility. Further, there are no family relationships between Ms. Becker and any director or executive officer of the Utility. In addition, Ms. Becker has not been party to any reportable transactions with the Utility pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Kristin Manz, currently Vice President, Operations Finance of the Utility, will serve as Vice President, Treasurer and Insurance of PG&E Corporation and the Utility. Stephanie N. Williams, currently Vice President and Controller of PG&E Corporation and Vice President, Chief Financial Officer, and Controller of the Utility, will serve as Vice President, Chief Accounting Officer and Controller of PG&E Corporation and the Utility. These changes will also become effective January 1, 2027.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PACIFIC GAS AND ELECTRIC COMPANY

Date: November 2, 2026	By:	/s/ JOHN R. SIMON
Name: John R. Simon
Title: Executive Vice President, General Counsel, Chief Ethics & Compliance Officer and Corporate Secretary